SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 19, 2000

CITIZENS FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania 0-13222 23-2265045

(State or other jurisdiction (Commission File Number) (IRS Employer ID No.)

of incorporation)

15 South Main St., Mansfield, Pennsylvania 16933

(Address of principal executive offices) (ZIP CODE)

Registrant's telephone number including area code: (570)662-2121

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Item 1. Changes in Control of Registrant

N/A

Item 2. Acquisition or Disposition of Assets

N/A

Item 3. Bankruptcy or Receivership

N/A

Item 4. Changes in Registrant's Certifying Accountant

N/A

Item 5. Other Events

The following document is filed as an exhibit to this Form 8-K:

I. Press Release of Citizens Financial Services, Inc.

dated April 19, 2000.

Item 6. Resignations of Registrant's Directors

N/A

Item 7. Financial Statements and Exhibits

a.     Financial statements of businesses required ~ N/A
b.     Pro Forma financial information ~ N/A
c.     Exhibits ~ Exhibit 99 Press Release dated April 19, 2000

Item 8. Change in Fiscal Year

N/A

Item 9. Sales of Equity Securities Pursuant to Regulation S

N/A

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                     Citizens Financial Services, Inc.
                                                                         (Registrant)

Date: May 8, 2000                                     Richard E. Wilber

                                                                     /s/ Richard E. Wilber

                                                                  President &
                                                                  Chief Executive Officer

EXHIBIT INDEX

Exhibit No. Description

__________ ______________

99.1 Press Release of Citizens Financial Services, Inc. dated

April 19, 2000.